Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact:

Hanif Jamal
Chief Financial Officer
Tel: 303-845-3377
Email: investors@dothill.com

Jodi Bochert
Investor Relations
Tel: 303-845-3469
Email: investors@dothill.com

Dot Hill Reports Third Quarter 2014 Results

•	Third Quarter Revenue and EPS within Guidance
•Projecting 25% non-GAAP revenue and over 250% non-GAAP EPS sequential growth at fourth quarter guidance midpoint

LONGMONT, Colo. -November 6, 2014 - Dot Hill Systems Corp. (NASDAQ:HILL), a trusted supplier of innovative enterprise class storage systems, today announced financial results for the third quarter ended September 30, 2014.

Financial and Operational Highlights:

•	Grew trailing 12 month as of September 30, 2014 relative to trailing 12 month as of September 30, 2013 non-GAAP revenue by 7%, with Vertical Markets growing 28% over the same period.

•	Awarded three new patents, which brings Dot Hill’s total US portfolio to 99 patents.

•	Unveiled the latest version of its storage management software, RealStor™ version 2.0, which delivers application workload-aware intelligence for today’s next-generation hybrid flash storage arrays.

•	Announced the Ultra48™ AssuredSAN® ultra-density, next-generation hybrid arrays, available with RealStor™ 2.0 software.

“I am very excited by the potential revenue contribution our new products represent - both the RealStor 2.0 software and its instantiation in the one-of-a-kind Ultra 48 AssuredSAN storage solution,” stated Dana Kammersgard, president and CEO, Dot Hill Systems Corp. “We believe growth in company-specific growth catalysts is beginning, our business model is intact and the operating leverage that comes from both will soon be evident. It is gratifying to have arrived at a point where we can demonstrate the operating leverage inherent in our business model.”

Third Quarter 2014 GAAP Financial Detail (including discontinued operations):

•	The Company recognized GAAP net revenue of $52.1 million for the third quarter of 2014, compared to $52.6 million for the third quarter of 2013 and $48.2 million for the second quarter of 2014.

Exhibit 99.1

•	GAAP gross margin for the third quarter of 2014 was 32.5%, compared to 32.1% for the third quarter of 2013 and 33.2% for the second quarter of 2014.

•	GAAP operating expenses for the third quarter of 2014 were $16.9 million, as compared to $15.0 million for the third quarter of 2013 and $16.0 million in the second quarter of 2014.

•
GAAP net income for the third quarter of 2014 was $0.04 million, or $0.00 per fully diluted share, as compared to $1.8 million, or $0.03 per fully diluted share, for the third quarter of 2013, and a net loss of $0.08 million, or ($0.00) per share, for the second quarter of 2014.

Third Quarter 2014 Non-GAAP Financial Detail

•	The Company recognized non-GAAP net revenue of $52.0 million for the third quarter of 2014, as compared to $52.9 million for the third quarter of 2013 and $48.4 million for the second quarter of 2014.

◦	Vertical Markets non-GAAP net revenue was $20.5 million, compared to $17.5 million in the third quarter of 2013 and $20.8 million in the second quarter of 2014.

◦	Server OEM non-GAAP net revenue was $31.5 million, compared to $35.4 million in the third quarter of 2013 and $27.7 million in the second quarter of 2014.

•
Non-GAAP gross margin for the third quarter of 2014 was 32.4%, compared to 32.8% for the third quarter of 2013 and 33.9% for the second quarter of 2014. The Company stated that the sequential decline in non-GAAP gross margin percent was largely due to customer mix.

◦	Vertical Markets non-GAAP gross margin was 43.3%, compared to 45.4% in the third quarter of 2013 and 44.7% in the second quarter of 2014.

◦	Server OEM non-GAAP gross margin was 25.4%, compared to 26.5% in the third quarter of 2013 and 25.9% in the second quarter of 2014.

•	Non-GAAP operating expenses for the third quarter of 2014 were $15.1 million, as compared to $14.5 million for the third quarter of 2013 and $15.1 million in the second quarter of 2014.

•	Vertical Markets non-GAAP contribution margin was 30.9% for the third quarter of 2014, compared to 32.0% in the third quarter of 2013 and 33.0% in the second quarter of 2014.

•	Server OEM non-GAAP contribution margin was 23.8% for the third quarter of 2014, compared to 25.2% in the third quarter of 2013 and 24.0% in the second quarter of 2014.

Balance Sheet:

On September 30, 2014, the Company had cash and cash equivalents of $42.4 million as compared to $42.2 million in cash and cash equivalents on June 30, 2014, and $40.4 million in cash and cash equivalents on September 30, 2013.

Fourth Quarter and Full Year 2014 Outlook:

The Company expects fourth quarter 2014 non-GAAP net revenue to be in the range of $62 million to $68 million and non-GAAP earnings per share in the range of $0.07 to $0.12 per fully diluted share.

“Based on our development and some of our customer’s launch schedules, we have been anticipating a back-end loaded 2014, particularly in our Vertical Market’s business,” stated Hanif Jamal, CFO, Dot Hill

Exhibit 99.1

Systems Corp. “The midpoint of our fourth quarter guidance represents 25% non-GAAP revenue and 250% non-GAAP EPS sequential growth and is an indication of our confidence in a strong Q4 revenue inflection which should set us up very well for a solid 2015.”

Conference Call Information:

Dot Hill’s third quarter 2014 financial results conference call is scheduled to take place on November 6, 2014 at 11:00 a.m. ET. The live audio webcast will be accessible at www.dothill.com in the Investor Relations section. For access via telephone, please dial 877-303-3196 (U.S.) or 408-427-3864 (International) at least five minutes prior to the start of the call. A replay of the webcast will be available on the Dot Hill web site following the conference call. For a telephone replay, please dial 855-859-2056 (U.S.) or 404-537-3406 (International) and enter Conference ID 98120310.

About Non-GAAP Financial Measures

The Company’s non-GAAP financial measures exclude the impact of stock-based compensation expense, legal settlements and associated expenses, intangible asset amortization, restructuring and severance charges, charges or credits for contingent consideration adjustments, charges for impairment of goodwill and other long-lived assets, specific and significant warranty claims arising from a supplier’s defective products, the impact of our discontinued AssuredUVS software business and the effects of foreign currency gains or losses. The non-GAAP financial measures include the recognition of revenues and directly related costs associated with long-term AssuredVRA software contracts, which were deferred and amortized in the Company’s GAAP financial statements. The Company used these non-GAAP measures when evaluating its financial results as well as for internal resource management, planning and forecasting purposes. These non-GAAP measures should not be viewed in isolation from or as a substitute for the Company’s financial results in accordance with GAAP. A reconciliation of GAAP to non-GAAP measures is attached to this press release.

About Segment Financial Reporting

The Server OEM segment consists primarily of large Original Equipment Manufacturers who purchase products from the Company to sell along with their Server products. Major Server OEM customers include Hewlett Packard, Lenovo, Stratus, Dell, and AMD. The Vertical Markets segment consists of strategically selected Vertical Markets including Media & Entertainment, Telecommunications Infrastructure, Oil and Gas, Big Data Analytics and Digital Imaging among others. These customers typically embed the Company’s products into solutions for their customers. The Company sells to these customers through Vertical Markets OEM partners or Embedded Solutions Integrators, as well as through Channel Partners. Major Vertical Market customers include Teradata, Motorola, Tektronix, Concurrent, Autodesk, and Nokia Siemens. The Corporate segment consists primarily of “platform costs” that support both the Server OEM and Vertical Markets segments.

About Dot Hill

Leveraging its proprietary Assured family of storage solutions, Dot Hill solves many of today’s most challenging storage problems - helping IT to improve performance, increase availability, simplify operations, and reduce costs. Dot Hill’s solutions combine breakthrough software with the industry’s most flexible and extensive hardware platform and automated management to deliver best-in-class solutions. Headquartered in Longmont, Colorado, Dot Hill has offices and/or representatives in China, Germany,

Exhibit 99.1

India, Japan, Singapore, the United Kingdom, and the United States. For more information, visit www.dothill.com

Statements contained in this press release regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include statements regarding future opportunities for additional business and the stage of such opportunities relative to a final binding agreement, prospects for Dot Hill’s continued growth, and Dot Hill’s projected financial results for the fourth quarter and full year of 2014. The risks that contribute to the uncertain nature of the forward-looking statements include, among other things: the risk that actual financial results for the fourth quarter and full year of 2014 may be different from the financial guidance provided in this press release; the risks associated with macroeconomic factors that are outside of Dot Hill’s control; the risk that projected future opportunities may never fully develop into ongoing business relationships and/or binding contractual agreements; the fact that no Dot Hill customer agreements provide for mandatory minimum purchase requirements; the risk that one or more of Dot Hill’s OEM or other customers may cancel or reduce orders, not order as forecasted or terminate their agreements with Dot Hill; the risk that Dot Hill’s new products may not prove to be popular; the risk that one or more of Dot Hill’s suppliers or subcontractors may fail to perform or may terminate their agreements with Dot Hill; the risk that vertical markets’ sales may not ramp as expected; unforeseen product quality, technological, intellectual property, personnel or engineering issues and any costs that may result from such issues; and the additional risks set forth in Dot Hill’s most recent Form 10-Q and Form10-K filings with the Securities and Exchange Commission. All forward-looking statements contained in this press release speak only as of the date on which they were made. Dot Hill undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

HILL-F

Exhibit 99.1

DOT HILL SYSTEMS CORP.
UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)

	Three Months Ended			Nine Months Ended
	September 30, 2013	June 30, 2014	September 30, 2014	September 30, 2013	September 30, 2014
Net revenue	$52,603	$48,222	$52,121	$147,766	$148,550
Cost of goods sold	35,730	32,199	35,159	99,446	100,300
Gross profit	16,873	16,023	16,962	48,320	48,250
Operating expenses:
Research and development	8,972	9,340	9,516	26,593	28,332
Sales and marketing	3,512	3,843	3,522	9,807	10,659
General and administrative	2,512	2,851	3,836	8,416	9,585
Total operating expenses	14,996	16,034	16,874	44,816	48,576
Operating income (loss)	1,877	(11)	88	3,504	(326)
Other income (expense):
Interest income (expense), net	(1)	(4)	(4)	(16)	(26)
Other income (expense), net	(1)	11	2	(1)	23
Total other income (expense), net	(2)	7	(2)	(17)	(3)
Income (loss) before income taxes and discontinued operations	1,875	(4)	86	3,487	(329)
Income tax expense	100	74	46	183	121
Income (loss) from continuing operations	1,775	(78)	40	3,304	(450)
Loss from discontinued operations	(18)	—	—	(452)	—
Net income (loss)	$1,757	$(78)	$40	$2,852	$(450)

Continuing operations:
Basic and diluted earnings (loss) per share	$0.03	$(0.00)	$0.00	$0.06	$(0.01)
Discontinued operations:
Basic and diluted loss per share	$(0.00)	$—	$—	$(0.01)	$—
Net income (loss):
Basic and diluted income (loss) per share*	$0.03	$(0.00)	$0.00	$0.05	$(0.01)
Weighted average shares used to calculate net income (loss) per share:
Basic	58,736	60,159	60,396	58,376	60,021
Diluted	60,062	60,159	63,755	58,879	60,021

* Per share data may not always add to the total for the period because each figure is independently calculated.

Exhibit 99.1

DOT HILL SYSTEMS CORP.
UNAUDITED CONSOLIDATED BALANCE SHEETS
(In thousands, except par value data)

	December 31, 2013	September 30, 2014
Assets
Current assets:
Cash and cash equivalents	$40,406	$42,369
Accounts receivable, net	42,907	36,921
Inventories	6,539	6,985
Prepaid expenses and other assets	7,265	7,749
Total current assets	97,117	94,024
Property and equipment, net	7,565	8,827
Intangible assets	—	1,235
Other assets	702	483
Total assets	$105,384	$104,569

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$33,255	$30,873
Accrued compensation	4,922	3,266
Accrued expenses	8,935	7,912
Deferred revenue	4,211	5,272
Credit facility borrowings	2,000	—
Total current liabilities	53,323	47,323
Other long-term liabilities	4,414	4,706
Total liabilities	57,737	52,029

Stockholders' equity:
Preferred stock	—	—
Common stock	59	60
Additional paid-in capital	330,103	335,423
Accumulated other comprehensive loss	(3,254)	(3,232)
Accumulated deficit	(279,261)	(279,711)
Total stockholders' equity	47,647	52,540
Total liabilities and stockholders' equity	$105,384	$104,569

Exhibit 99.1

DOT HILL SYSTEMS CORP.
UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS
(INCLUDES RESULTS FROM BOTH DISCONTINUED AND CONTINUING OPERATIONS)
(In thousands)

	Three Months Ended
	September 30, 2013	June 30, 2014	September 30, 2014
Cash Flows From Operating Activities:
Net income (loss)	$1,757	$(78)	$40
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	852	932	989
Stock-based compensation expense	560	1,054	765
Provision for bad debt expense	7	2	65
Write-off of property and equipment	—	5	—
Changes in operating assets and liabilities:
Accounts receivable	(1,108)	621	(4,247)
Inventories	(2,236)	87	547
Prepaid expenses and other assets	(751)	1,306	(2,812)
Accounts payable	2,413	(2,010)	5,467
Accrued compensation and other expenses	478	(404)	390
Deferred revenue	244	32	234
Other long-term liabilities	(9)	109	441
Net cash provided by operating activities	2,207	1,656	1,879

Cash Flows From Investing Activities:
Purchases of property and equipment	(600)	(437)	(1,596)
Purchase of intangible assets	—	—	(545)
Net cash used in investing activities	(600)	(437)	(2,141)

Cash Flows From Financing Activities:
Proceeds from bank borrowings	(2,100)	—	—
Shares withheld for tax purposes	(7)	(8)	(12)
Proceeds from sale of stock to employees	380	646	516
Net cash provided by (used in) financing activities	(1,727)	638	504

Effect of Exchange Rate Changes on Cash and Cash Equivalents	75	17	(69)
Net Increase (Decrease) in Cash and Cash Equivalents	(45)	1,874	173
Cash and Cash Equivalents, beginning of period	40,402	40,322	42,196
Cash and Cash Equivalents, end of period	$40,357	$42,196	$42,369

Supplemental Disclosures of Non-Cash Investing and Financing Activities:
Capital assets acquired but not paid	$340	$345	$1,652
Supplemental Cash Flow Data:
Cash paid (refunded) for income taxes	$(9)	$65	$(15)

Exhibit 99.1

DOT HILL SYSTEMS CORP.
UNAUDITED RECONCILIATION OF CONSOLIDATED NON-GAAP MEASURES
(In thousands, except per share amounts)

	Three Months Ended			Nine Months Ended
	September 30, 2013	June 30, 2014	September 30, 2014	September 30, 2013	September 30, 2014
GAAP net revenue from continuing operations	$52,603	$48,222	$52,121	$147,766	$148,550
GAAP revenue from discontinued operations	18	—	—	40	—
GAAP net revenue from continuing and discontinued operations	$52,621	$48,222	$52,121	$147,806	$148,550
AssuredUVS revenue	(18)	—	—	(40)	—
Long-term software contract royalties	286	203	(150)	1,237	706
Non-GAAP net revenue	$52,889	$48,425	$51,971	$149,003	$149,256

GAAP gross profit from continuing operations	$16,873	$16,023	$16,962	$48,320	$48,250
GAAP gross margin % from continuing operations	32.1%	33.2%	32.5%	32.7%	32.5%
GAAP gross profit (loss) from discontinued operations	18	—	—	(102)	—
GAAP gross profit from continuing and discontinued operations	$16,891	$16,023	$16,962	$48,218	$48,250
GAAP gross margin % from continuing and discontinued operations	32.1%	33.2%	32.5%	32.6%	32.5%
Stock-based compensation	75	95	98	254	257
Severance costs	17	2	—	40	75
Power supply component failures	(6)	—	(100)	(782)	(100)
AssuredUVS revenue	(18)	—	—	(40)	—
AssuredUVS expenses	—	—	—	140	—
Long-term software contract royalties	286	203	(150)	1,237	706
Long-term software contract costs	88	117	50	433	290
Non-GAAP gross profit	$17,333	$16,440	$16,860	$49,500	$49,478
Non-GAAP gross margin %	32.8%	33.9%	32.4%	33.2%	33.1%

GAAP sales and marketing expenses from continuing operations	$3,512	$3,843	$3,522	$9,807	$10,659
GAAP contribution margin from continuing operations	$13,361	$12,180	$13,440	$38,513	$37,591
GAAP contribution margin % from continuing operations	25.4%	25.3%	25.8%	26.1%	25.3%
Stock-based compensation	(65)	(99)	(102)	(213)	(273)
Severance costs	(4)	—	—	(9)	(42)
Non-GAAP sales and marketing expenses	$3,443	$3,744	$3,420	$9,585	$10,344
Non-GAAP contribution margin	$13,890	$12,696	$13,440	$39,915	$39,134
Non-GAAP contribution margin %	26.3%	26.2%	25.9%	26.8%	26.2%

Exhibit 99.1

GAAP operating expenses from continuing operations	$14,996	$16,034	$16,874	$44,816	$48,576
GAAP operating expenses from discontinued operations	36	—	—	350	—
GAAP operating expenses from continuing and discontinued operations	$15,032	$16,034	$16,874	$45,166	$48,576
Currency (loss) gain	(4)	28	(116)	(365)	(15)
Stock-based compensation	(485)	(959)	(668)	(1,663)	(2,140)
AssuredUVS expenses	(35)	—	—	(383)	—
Long-term software contract deferred costs	(41)	—	—	365	—
Legal settlement	—	—	(1,000)	—	(1,000)
Legal fees related to power supply component failure	—	—	—	(2)	—
Severance costs	(8)	—	(11)	(90)	(95)
Non-GAAP operating expenses	$14,459	$15,103	$15,079	$43,028	$45,326

GAAP net income (loss) from continuing operations	$1,775	$(78)	$40	$3,304	$(450)
GAAP net loss from discontinued operations	(18)	—	—	(452)	—
GAAP net income (loss) from continuing and discontinued operations	$1,757	$(78)	$40	$2,852	$(450)
Currency loss (gain)	4	(28)	116	365	15
Stock-based compensation	560	1,054	766	1,917	2,397
Restructuring recoveries	35	—	—	25	—
Power supply component failures	(6)	—	(100)	(780)	(100)
AssuredUVS expenses	—	—	—	498	—
AssuredUVS revenue	(18)	—	—	(40)	—
Other income	—	(17)	—	—	(27)
Long-term software contract royalties	286	203	(150)	1,237	706
Long-term software contract costs	88	117	50	433	290
Long-term software contract deferred costs	41	—	—	(365)	—
Legal settlement	—	—	1,000	—	1,000
Severance costs	25	2	11	130	170
Non-GAAP net income	$2,772	$1,253	$1,733	$6,272	$4,001

Non-GAAP net income per share
Basic and diluted	$0.05	$0.02	$0.03	$0.11	$0.06
Weighted average shares used to calculate net income per share:
Basic	58,736	60,159	60,396	58,376	60,021
Diluted	60,062	63,806	63,755	58,879	63,767

Non-GAAP net income	$2,772	$1,253	$1,733	$6,272	$4,001
Interest expense less AssuredUVS	1	4	4	16	26
Income tax expense	100	74	46	183	121
Depreciation less AssuredUVS	852	932	989	2,315	2,880
Non-GAAP EBITDA	$3,725	$2,263	$2,772	$8,786	$7,028

Exhibit 99.1

DOT HILL SYSTEMS CORP.
UNAUDITED RECONCILIATION OF CONSOLIDATED NON-GAAP MEASURES FOR NET REVENUE FOR TRAILING 12 MONTHS
(In thousands)

	Q4 12 through Q3 13	Q4 13 through Q3 14
Total GAAP net revenue from continuing operations	$191,785	$207,349
GAAP revenue from discontinued operations	168	10
Total GAAP net revenue, from continuing and discontinued operations	$191,953	$207,359
AssuredUVS revenue	(168)	(10)
Long-term software contract royalties	3,378	1,648
Total non-GAAP net revenue	$195,163	$208,997

Server OEM GAAP net revenue from continuing operations	$127,267	$124,849
Long-term software contract royalties	3,378	1,648
Server OEM non-GAAP net revenue	$130,645	$126,497

Vertical Markets GAAP net revenue from continuing operations	$64,518	$82,500
GAAP revenue from discontinued operations	168	10
Vertical Markets GAAP net revenue, from continuing and discontinued operations	$64,686	$82,510
AssuredUVS revenue	(168)	(10)
Vertical Markets non-GAAP net revenue	$64,518	$82,500

Exhibit 99.1

DOT HILL SYSTEMS CORP.
UNAUDITED RECONCILIATION OF CONSOLIDATED NON-GAAP MEASURES FOR SERVER OEM SEGMENT
(In thousands)

	Three Months Ended			Nine Months Ended
	September 30, 2013	June 30, 2014	September 30, 2014	September 30, 2013	September 30, 2014
Server OEM GAAP net revenue from continuing operations	$35,126	$27,463	$31,643	$94,909	$84,960
Long-term software contract royalties	286	203	(150)	1,237	706
Server OEM non-GAAP net revenue	$35,412	$27,666	$31,493	$96,146	$85,666

Server OEM GAAP gross profit from continuing operations	$8,963	$6,783	$8,120	$25,089	$20,507
Server OEM GAAP gross margin % from continuing operations	25.5%	24.7%	25.7%	26.4%	24.1%
Stock-based compensation	55	59	67	185	168
Severance costs	12	2	—	26	48
Power supply component failures	(6)	—	(100)	(782)	(100)
Long-term software contract royalties	286	203	(150)	1,237	706
Long-term software contract costs	88	117	50	433	290
Server OEM non-GAAP gross profit	$9,398	$7,164	$7,987	$26,188	$21,619
Server OEM non-GAAP gross margin %	26.5%	25.9%	25.4%	27.2%	25.2%

Server OEM GAAP sales and marketing expenses from continuing operations	$493	$541	$516	$1,501	$1,539
Server OEM GAAP contribution margin from continuing operations	$8,470	$6,242	$7,604	$23,588	$18,968
Server OEM GAAP contribution margin % from continuing operations	24.1%	22.7%	24.0%	24.9%	22.3%
Stock-based compensation	(14)	(21)	(18)	(45)	(54)
Severance costs	(1)	—	—	(2)	(9)
Server OEM non-GAAP sales and marketing expenses	$478	$520	$498	$1,454	$1,476
Server OEM non-GAAP contribution margin	$8,920	$6,644	$7,489	$24,734	$20,143
Server OEM non-GAAP contribution margin %	25.2%	24.0%	23.8%	25.7%	23.5%

Server OEM GAAP operating income for continuing operations	$8,470	$6,242	$7,604	$23,588	$18,968
Stock-based compensation	69	80	85	230	222
Severance costs	13	2	—	28	57
Power supply component failures	(6)	—	(100)	(782)	(100)
Long-term software contract royalties	286	203	(150)	1,237	706
Long-term software contract costs	88	117	50	433	290
Server OEM non-GAAP operating income	$8,920	$6,644	$7,489	$24,734	$20,143

Exhibit 99.1

DOT HILL SYSTEMS CORP.
UNAUDITED RECONCILIATION OF CONSOLIDATED NON-GAAP MEASURES FOR VERTICAL MARKETS SEGMENT
(In thousands)

	Three Months Ended			Nine Months Ended
	September 30, 2013	June 30, 2014	September 30, 2014	September 30, 2013	September 30, 2014
Vertical Markets GAAP net revenue from continuing operations	$17,477	$20,759	$20,478	$52,857	$63,590
GAAP revenue from discontinued operations	18	—	—	40	—
Vertical Markets GAAP net revenue from continuing and discontinued operations	$17,495	$20,759	$20,478	$52,897	$63,590
AssuredUVS revenue	(18)	—	—	(40)	—
Vertical Markets non-GAAP net revenue	$17,477	$20,759	$20,478	$52,857	$63,590

Vertical Markets GAAP gross profit from continuing operations	$7,910	$9,240	$8,842	$23,231	$27,743
Vertical Markets GAAP gross margin % from continuing operations	45.3%	44.5%	43.2%	44.0%	43.6%
Vertical Markets GAAP gross profit (loss) from discontinued operations	18	—	—	(102)	—
Vertical Markets GAAP gross profit from continuing and discontinued operations	$7,928	$9,240	$8,842	$23,129	$27,743
Vertical Markets GAAP gross margin % from continuing and discontinued operations	45.3%	44.5%	43.2%	43.7%	43.6%
Stock-based compensation	20	36	31	69	90
Severance costs	5	—	—	14	26
AssuredUVS revenue	(18)	—	—	(40)	—
AssuredUVS expenses	—	—	—	140	—
Vertical Markets non-GAAP gross profit	$7,935	$9,276	$8,873	$23,312	$27,859
Vertical Markets non-GAAP gross margin %	45.4%	44.7%	43.3%	44.1%	43.8%

Vertical Markets GAAP sales and marketing expenses from continuing operations	$2,377	$2,478	$2,593	$6,453	$7,325
Vertical Markets GAAP contribution margin from continuing operations	$5,533	$6,762	$6,249	$16,778	$20,418
Vertical Markets GAAP contribution margin % from continuing operations	31.7%	32.6%	30.5%	31.7%	32.1%
Stock-based compensation	(29)	(45)	(51)	(97)	(129)
Severance costs	(2)	—	—	(4)	(19)
Vertical Markets non-GAAP sales and marketing expenses	$2,346	$2,433	$2,542	$6,352	$7,177
Vertical Markets non-GAAP contribution margin	$5,589	$6,843	$6,331	$16,960	$20,682
Vertical Markets non-GAAP contribution margin %	32.0%	33.0%	30.9%	32.1%	32.5%

Exhibit 99.1

Vertical Markets GAAP operating income for continuing operations	$5,533	$6,762	$6,249	$16,778	$20,418
Vertical Markets GAAP operating loss for discontinued operations	18	—	—	(102)	—
Vertical Markets GAAP operating income for continuing and discontinued operations	$5,551	$6,762	$6,249	$16,676	$20,418
Stock-based compensation	49	81	82	166	219
Severance costs	7	—	—	18	45
AssuredUVS revenue	(18)	—	—	(40)	—
AssuredUVS expenses	—	—	—	140	—
Vertical Markets non-GAAP operating income	$5,589	$6,843	$6,331	$16,960	$20,682

Exhibit 99.1

DOT HILL SYSTEMS CORP.
UNAUDITED RECONCILIATION OF CONSOLIDATED NON-GAAP MEASURES FOR CORPORATE SEGMENT
(In thousands)

	Three Months Ended			Nine Months Ended
	September 30, 2013	June 30, 2014	September 30, 2014	September 30, 2013	September 30, 2014
Corporate GAAP sales and marketing expenses from continuing operations	$642	$824	$413	$1,853	$1,795
Corporate GAAP contribution margin from continuing operations	$(642)	$(824)	$(413)	$(1,853)	$(1,795)
Stock-based compensation	(22)	(33)	(33)	(71)	(90)
Severance costs	(1)	—	—	(3)	(14)
Corporate non-GAAP sales and marketing expenses	$619	$791	$380	$1,779	$1,691
Corporate non-GAAP contribution margin	$(619)	$(791)	$(380)	$(1,779)	$(1,691)

Corporate GAAP research and development expenses from continuing operations	$8,972	$9,340	$9,516	$26,593	$28,332
Stock-based compensation	(340)	(347)	(341)	(917)	(949)
Long-term software contract deferred costs	(41)	—	—	365	—
Severance costs	—	—	(11)	(77)	(51)
Corporate non-GAAP research and development expenses	$8,591	$8,993	$9,164	$25,964	$27,332

Corporate GAAP general & administrative expenses from continuing operations	$2,512	$2,851	$3,836	$8,416	$9,585
Corporate GAAP general & administrative expenses from discontinued operations	36	—	—	359	—
Corporate GAAP general & administrative expenses from continuing and discontinued operations	$2,548	$2,851	$3,836	$8,775	$9,585
Currency loss (gain)	(4)	28	(116)	(365)	(15)
Stock-based compensation	(80)	(513)	(225)	(533)	(918)
AssuredUVS expenses	(35)	—	—	(394)	—
Legal settlement	—	—	(1,000)	—	(1,000)
Legal fees related to power supply component failure	—	—	—	(2)	—
Severance costs	(4)	—	—	(4)	(2)
Corporate non-GAAP general & administrative expenses	$2,425	$2,366	$2,495	$7,477	$7,650

Exhibit 99.1

Corporate GAAP operating loss from continuing operations	$(12,126)	$(13,015)	$(13,765)	$(36,862)	$(39,712)
Corporate GAAP operating loss from discontinued operations	(36)	—	—	(359)	—
Corporate GAAP operating loss from continuing and discontinued operations	$(12,162)	$(13,015)	$(13,765)	$(37,221)	$(39,712)
Currency loss (gain)	4	(28)	116	365	15
Stock-based compensation	442	893	599	1,521	1,957
AssuredUVS expenses	35	—	—	394	—
Long-term software contract deferred costs	41	—	—	(365)	—
Legal fees related to power supply component failure	—	—	—	2	—
Legal settlement	—	—	1,000	—	1,000
Severance costs	5	—	11	84	67
Corporate non-GAAP operating loss	$(11,635)	$(12,150)	$(12,039)	$(35,220)	$(36,673)

Exhibit 99.1

DOT HILL SYSTEMS CORP.
UNAUDITED RECONCILIATION OF CONSOLIDATED NON-GAAP MEASURES
(In thousands, except per share amounts)

	Three Months Ended			Nine Months Ended
	September 30, 2013	June 30, 2014	September 30, 2014	September 30, 2013	September 30, 2014
GAAP income (loss) per share from continuing operations	$0.03	$(0.00)	$0.00	$0.06	$(0.01)
GAAP loss per share from discontinued operations	(0.00)	—	—	(0.01)	—
GAAP income (loss) per share from continuing and discontinued operations*	$0.03	$(0.00)	$0.00	$0.05	$(0.01)
Currency loss	—	(0.00)	0.00	0.01	0.00
Stock-based compensation	0.01	0.02	0.01	0.03	0.04
Power supply component failures	—	—	(0.00)	(0.01)	0.00
AssuredUVS expenses	—	—	—	0.01	—
Long-term software contract royalties	—	0.00	(0.00)	0.02	0.01
Long-term software contract costs	—	0.00	0.00	0.01	0.00
Long-term software contract deferred costs	—	—	—	(0.01)	—
Legal settlement	—	—	0.02	—	0.02
Other adjustments	0.01	0.00	—	—	(0.01)
Non-GAAP income per share*	$0.05	$0.02	$0.03	$0.11	$0.06

Weighted average shares used to calculate earnings per share:
Basic	58,736	60,159	60,396	58,376	60,021
Diluted	60,062	63,806	63,755	58,879	63,767

* Per share data may not always add to the total for the period because each figure is independently calculated.